SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: June 10, 2003

(Date of earliest event reported)

1-10711

(Commission File No.)

Worldwide Restaurant Concepts, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	95-4307254
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

15301 Ventura Blvd., Building B, Suite 300, Sherman Oaks, CA. 91403

(Address of principal executive offices, including zip code)

(818) 662-9800

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On June 10, 2003 the Company issued a press release announcing the appointment of a new board of directors member.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated June 10, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

WORLDWIDE RESTAURANT CONCEPTS, INC.

By:	/s/ A. KEITH WALL
Name:	A. Keith Wall
Title:	Vice President and CFO